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                                                                    EXHIBIT 24.1

                           DUKE CAPITAL CORPORATION

                               POWER OF ATTORNEY
                               -----------------


                                $2,000,000,000

                                 Senior Notes

                           Junior Subordinated Notes

                                 (Securities)

     The undersigned DUKE CAPITAL CORPORATION, a Delaware corporation, and certain of its officers and/or directors, do each hereby constitute and appoint David L. Hauser, Myron L. Caldwell and Robert T. Lucas III, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission a Registration Statement of said Duke Capital Corporation on Form S-3 and any and all amendments thereto for the purpose of registering under the Securities Act of 1933 the Securities, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 17th day of April, 2001.


                                      DUKE CAPITAL CORPORATION


                                       By /s/ Richard B. Priory
                                          -----------------------
                                          President and
                                          Chairman of the Board

(Corporate Seal)

ATTEST:

/s/ Robert T. Lucas III
-----------------------
    Assistant Secretary
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/s/  Richard B. Priory         President and Director
     ------------------        (Principal Executive Officer)
     Richard B. Priory

/s/  Robert P. Brace           Vice President, Chief Financial Officer
     ------------------        and Director (Principal Financial Officer)
     Robert P. Brace

/s/  Sandra P. Meyer           Controller
     ------------------        (Principal Accounting Officer)
     Sandra P. Meyer

/s/  Fred J. Fowler            Director
     ------------------
     Fred J. Fowler

/s/  Richard J. Osborne        Director
     ------------------
     Richard J. Osborne

/s/  Harvey J. Padewer         Director
     ------------------
     Harvey J. Padewer